AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of June 7, 2023, to the Tax Receivable Agreement (the “TRA”), dated as of January 4, 2019, by and among Agiliti Holdco,
Inc., a Delaware corporation (the “Company”), Agiliti, Inc., a Delaware corporation, as guarantor thereunder (“PubCo”), IPC/UHS, L.P., solely in the capacity of the Stockholders’ Representative (the “Stockholders’ Representative”), and each of the successors and assigns thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the TRA.

WITNESSETH:

WHEREAS, the parties identified in the preamble of this Amendment have entered into the TRA; and

WHEREAS, pursuant to and in accordance with Section 6.6(c) of the TRA, the Company wishes to amend the TRA as set forth in this Amendment.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1.    Amendment. Section 2.1(a) of the TRA is hereby amended and restated to read in its entirety as follows:

Within sixty (60) calendar days after the filing of the United States federal income tax return of PubCo for any Taxable Year the Company shall provide to the Stockholders’ Representative a schedule showing, in reasonable detail, the calculation of the Realized Tax Benefit for such Taxable Year (a “Tax Benefit Schedule”). The Tax Benefit Schedule will become final as provided in Section 2.2(a) and may be amended as provided in Section 2.2(b).

Section 2. Stockholders’ Representative Approval. Pursuant to Section 6.6(c) of the TRA, the Stockholders’ Representative hereby approves and consents to this Amendment on behalf of all of the parties to the TRA.

Section 3.    No Other Change. Except as modified by this Amendment, nothing contained herein is intended to or shall be deemed to limit, restrict, modify, alter, amend or otherwise change in any manner the rights and obligations of the parties under the TRA.

Section 4.    Miscellaneous. The parties hereto agree that the “Miscellaneous” provisions set forth in Article 6 of the TRA are incorporated herein by reference, mutatis mutandis, as if set forth in full herein; provided, however, that for all purposes, each reference to the TRA shall refer to the TRA as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

Agiliti, Inc.

By:    /s/ James B. Pekarek
Name: James B. Pekarek
Title: EVP & CFO

Agiliti Holdco, Inc.

By:    /s/ James B. Pekarek
Name: James B. Pekarek
Title: EVP & CFO

IPC/UHS, L.P.
as Stockholders’ Representative

By:    /s/ Keith Zadourian
Name: Keith Zadourian
Title: Partner

[Signature Page to Amendment 1 to Agiliti Tax Receivable Agreement]